UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2017

PRECIPIO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36439	91-1789357
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant’s telephone number, including area code)

8813 F Street, Omaha, NE 68127

(402) 452-5400

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Pathology Services Agreement

On March 21, 2017, Precipio, Inc. (the “Company”) entered into an Amended and Restated Pathology Services Agreement (the “Pathology Services Agreement”) which amends and restates in its entirety the Pathology Services Agreement previously entered into between the Company and Yale University (“Yale”). The Pathology Services Agreement governs the general terms under which Yale provides professional pathology services to the Company.

Pursuant to the Pathology Services Agreement, the term was renewed for an additional five-year term and commenced on June 1, 2016 and terminates on June 1, 2021. Under the Pathology Services Agreement, the Yale Department of Pathology may not provide the hematopathology services that it provides to the Company to any other commercial entity that is one of the Company’s competitors. The Pathology Services Agreement allows for termination by either party (i) for uncured breach by the other party, (ii) if either party has its respective license suspended or revoked, (iii) if the insurance coverage of either party is canceled or modified, (iv) if the Company fails to maintain or meet the requirements of Medicare conditions of participation, or (v) if the Company declares bankruptcy. The Pathology Services Agreement also provides that if the performance by either party (i) jeopardizes the licensure or accreditation of Yale or any Yale physician, (ii) jeopardizes either party’s participation in Medicare, Medicaid or other federal, state or commercial reimbursement programs, (iii) violates any statute, ordinance or otherwise is deemed illegal, (iv) is deemed unethical by any recognized body, agency or association in the medical or laboratory fields, or (v) causes a substantial threat to Yale’s tax-exempt status, then either party may initiate negotiations to amend the Pathology Services Agreement and the Pathology Services Agreement will terminate if a mutually agreed amendment is not executed by the parties within 30 days.

The foregoing description of the Pathology Services Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Pathology Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

New Haven Lease

On July 11, 2017, the Company entered into a lease agreement with Science Park Development Corporation (the “Landlord”) (the “New Haven Lease”) for approximately 7,630 square feet of space located at 375 Winchester Avenue, Building 4, New Haven, Connecticut. This facility is currently used for research, office and laboratory purposes. Under the terms of the New Haven Lease, the lease term is 60 months, commencing on January 1, 2017 and terminating on December 31, 2021. The Company has an option to extend the lease term for an additional 60 months. Monthly rent for the leased premises ranges from $14,351 per month to $14,624 per month.

The foregoing description of the New Haven Lease does not purport to be complete and is subject to and qualified in its entirety by reference to the New Haven Lease which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Introduction

On June 30, 2017, the Company filed a Current Report on Form 8-K announcing that on June 29, 2017, Transgenomic, Inc., a Delaware corporation (“Transgenomic”), completed its business combination with Precipio Diagnostics, LLC, a privately held Delaware limited liability company (“Private Precipio”), in accordance with the terms of an Agreement and Plan of Merger, dated as of October 12, 2016, by and among Private Precipio, Transgenomic and New Haven Labs Inc., a Delaware corporation and wholly owned subsidiary of Transgenomic. The Current Report on Form 8-K filed on June 30, 2017 is incorporated herein by reference and this Current Report supplements the information contained in Item 9.01 of that report.

Item 8.01	Other Events

During June 2017, prior to the merger, Transgenomic entered into a settlement agreement with Fox Chase (the “Agreement”) which will resolve all outstanding claims in the litigation brought in April 2016 by Fox Chase against Transgenomic in the Court of Common Pleas of Philadelphia County (the “Action”). The case will remain pending with the Court until all settlement payments to FCCC have been made. Under the Agreement the Company will make three (3) payments to Fox Chase totaling $175,000.00. The last payment is to be made on or before September 30, 2017, and once received Fox Chase is obligated to cause the Action to be formally dismissed with prejudice. Also, on July 13, 2017 the Company entered into an agreement with its co-Defendant, IDT, regarding the Company’s indemnity obligations to IDT for legal fees and expenses incurred in the Action per the July 2014 Purchase Agreement between Transgenomic and IDT (the “IDT Agreement”). The IDT Agreement provides for monthly payments of $27,800.00 from the Company to IDT, in the total amount of $139,000.00, commencing on August 15, 2017 and concluding on December 15, 2017.

Item 9.01	Financial Statements and Exhibits.

The unaudited condensed financial statements of Private Precipio, including Private Precipio’s condensed balance sheets as of March 31, 2017 (unaudited) and December 31, 2016, condensed statements of operations for the three months ended March 31, 2017 and 2016 (unaudited), condensed statements of cash flows for the three months ended March 31, 2017 and 2016 (unaudited) and the notes related thereto, and management’s discussion and analysis of financial condition and results of operations are filed as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of Private Precipio, including Private Precipio’s audited balance sheets as of December 31, 2016 and 2015, statements of operations, changes in members’ deficit and cash flows for the years ended December 31, 2016 and 2015, the notes related thereto and the related independent registered public accounting firms’ reports are filed as Exhibit 99.2 and are incorporated herein by reference.

The unaudited pro forma combined financial information of the Company and Private Precipio, including the Company’s and Private Precipio’s combined balance sheet as of March 31, 2017, the unaudited pro forma combined statements of operations for the three months ended March 31, 2017, the unaudited pro forma combined statements of operations for the year ended December 31, 2016 and the notes related thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

10.1#	Amended and Restated Pathology Services Agreement, dated March 21, 2017, by and between Precipio, Inc. and Yale University

10.2	Lease, dated July 11, 2017, by and between Precipio, Inc. and Science Park Development Corporation

23.1	Consent of Independent Registered Public Accounting Firm (Marcum LLP)

23.2	Consent of Independent Registered Public Accounting Firm (Whittlesey & Hadley, P.C.)

99.1	Unaudited Condensed Financial Statements of Precipio Diagnostics, LLC
Condensed Balance Sheets as of March 31, 2017 (unaudited) and December 31, 2016
Condensed Statements of Operations for the Three Months Ended March 31, 2017 and 2016 (unaudited)
Condensed Statements of Cash Flows for the Three Months Ended March 31, 2017 and 2016 (unaudited)
Notes to Unaudited Condensed Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Audited Financial Statements of Precipio Diagnostics, LLC
Report of Independent Registered Public Accounting Firm (Marcum LLP) Report of Independent Registered Public Accounting Firm (Whittlesey & Hadley, P.C.)
Balance Sheets as of December 31, 2016 and 2015
Statements of Operations for the Years Ended December 31, 2016 and 2015 Statements of Changes in Members’ Deficit for the Years Ended December 31, 2016 and 2015
Statement of Cash Flows for the Years Ended December 31, 2016 and 2015
Notes to Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Unaudited Pro Forma Combined Financial Information of Precipio, Inc. and Precipio Diagnostics, LLC
Balance Sheet as of March 31, 2017
Statement of Operations for the Three Months Ended March 31, 2017
Statement of Operations for the Year Ended December 31, 2016
Notes to the Unaudited Pro Forma Combined Financial Statements

#	Confidential treatment has been requested or granted for certain information contained in this exhibit. Such information has been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: July 31, 2017

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